UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

(808) 829-1057

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Agency Agreement

On June 9, 2021, Logiq, Inc., a Delaware corporation (the “Company”), entered into an Agency Agreement (the “Agency Agreement”) with Research Capital Corporation (the “Agent”) relating to the offering (the “Offering”) by the Company of a minimum of 1,666,667 units of securities (each, a “Unit”), and a maximum of 3,333,333 Units, at a price of C$3.00 per Unit (the “Offering Price”), for minimum gross proceeds of C$5,000,000, and maximum gross proceeds of C$10,000,000. Each Unit consists of (i) one share of common stock of the Company, par value $0.0001 per share (“Common Stock”, and the Common Stock included in a Unit being a “Unit Share”), and (ii) one Common Stock purchase warrant (each, a “Warrant”), where each Warrant entitles the holder thereof to acquire one share of Common Stock (each, a “Warrant Share”) at an exercise price of C$3.50 per Warrant Share, subject to adjustment, at any time before the third anniversary (the “Warrant Expiry Date”) of June 17, 2021 (the “Closing Date”). The Warrants will be governed by a warrant indenture (the “Warrant Indenture”) between the Company and Odyssey Trust Company (the “Warrant Agent”). No Units will be issued, however, as the Units will be immediately separated and purchasers will receive only shares of Common Stock and Warrants. The net proceeds received by the Company from the Offering will be used for general corporate and working capital purposes.

In consideration for the Agent’s services to the Company in connection with the Offering, the Company has agreed to pay the Agent a cash fee (the “Agent’s Commission”) equal to 8.0% of the aggregate gross proceeds of the Offering. As additional compensation, the Company has also agreed to issue to the Agent such number of non-transferrable compensation options (the “Agent Options”) as is equal to 8.0% of the number of Units sold pursuant to the Offering. Each Agent Option is exercisable for one Unit (an “Agent Unit”) at an exercise price of C$3.00 until the third anniversary of the Closing Date. Each Agent Unit consists of (i) one share of Common Stock, and (ii) one Common Stock purchase warrant (each, an “Agent Unit Warrant”). The Agent Unit Warrants will be issued under a Warrant Indenture, and have the same attributes as the Warrants to be comprised in the Units.

Furthermore, the Company agreed to issue 83,333 units of securities (the “Advisory Fee Units”) to the Agent as compensation for certain strategic advisory and support services rendered. This number was determined by dividing C$250,000 by the Offering Price. Each Advisory Fee Unit is comprised of (i) one share of Common Stock, and (ii) one warrant exercisable to purchase one share of Common Stock at an exercise price of C$3.50 for a period of 36 months from the Closing Date.

Pursuant to the terms of the Agency Agreement, the Company has also agreed to grant the Agent an option (the “Over-Allotment Option”), exercisable in whole or in part, at the sole discretion of the Agent, at any time up to 30 days following the Closing Date, to purchase from the Company: (i) up to such additional number of Units (the “Over-Allotment Units”) as is equal to 15% of the number of Units sold under the Offering (the “Over-Allotment Number”) at the Offering Price; (ii) up to such number of additional Warrants (the “Over-Allotment Warrants”) as is equal to 15% of the number of Warrants comprising the Units sold under the Offering at C$0.4898 per Over-Allotment Warrant; (iii) up to such number of additional shares of Common Stock (the “Over-Allotment Unit Shares”) as is equal to 15% of the number of shares of Common Stock comprising the Units sold under the Offering at C$2.5102 per Over-Allotment Unit Share; or (iv) any combination of Over-Allotment Units, Over-Allotment Warrants, and Over-Allotment Unit Shares, so long as the aggregate number of Over-Allotment Units, Over-Allotment Warrants, and Over-Allotment Unit Shares does not comprise together more than what is included in the Over-Allotment Number of Over-Allotment Units. The Over-Allotment Option was granted to the Agent solely to cover over-allotments, if any, and for market stabilization purposes.

The initial sale of the Securities in the Offering is being conducted on a “best-efforts” basis by the Agent in each of the provinces and territories of Canada, except Quebec. The Securities being offered will be registered for resale under the Securities Act of 1933, as amended, upon the closing of the Offering pursuant to a prospectus supplement to be filed by the Company to the Company’s registration statement on Form S-3 (File No. 333-248069) filed with the Securities and Exchange Commission (the “Commission”) on August 17, 2020, which was declared effective by the Commission on August 26, 2020. This Current Report on Form 8-K (this “Current Report”) shall not constitute an offer to sell or a solicitation of an offer to buy any Unit Shares, Warrants, Warrant Shares, Agent Options, Agent Units, Agent Unit Warrants, Advisory Fee Units, Over-Allotment Units, Over-Allotment Warrants, and Over-Allotment Unit Shares (collectively, the “Securities”), nor shall there be any sale of the Securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The Agency Agreement contains customary representations, warranties and covenants by the Company, conditions to closing, and indemnification provisions.

The foregoing description of the Agency Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Agency Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the closing of the Offering and the filing of a prospectus supplement, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Agency Agreement, dated June 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: June 15, 2021	By:	/s/ Brent Suen
Brent Suen
President and Executive Chairman